UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 5, 2007 (April 2, 2007)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                        0-20632                43-1175538
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;  ELECTION   OF  DIRECTORS
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
           OFFICERS.....................................................................   1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS............................................   1

SIGNATURE...............................................................................   2

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) (c) and (e)
           Mr. Steven F. Schepman resigned his position as Senior Vice President and Chief Financial Officer of First Banks, Inc. ("First Banks" or the "Company"), following his promotion to Executive Vice President and Director of Corporate Development and Business Segments of First Banks, effective April 2, 2007. Mr. Schepman will continue to serve as a Director of First Banks, a position he has held since July 2004.

           Upon acceptance of Mr. Schepman's resignation as Chief Financial Officer, the Board of Directors (the "Board") of First Banks appointed Ms. Lisa K. Vansickle as Senior Vice President and Chief Financial Officer of First Banks, effective April 2, 2007. Ms. Vansickle, 39, joined the Company as Vice President and Director of Internal Audit of First Banks in December 1997. In April 1999, Ms. Vansickle assumed her current position as Senior Vice President and Controller of First Banks. Prior to joining First Banks, Ms.
           Vansickle  was  a  certified  public  accountant with KPMG LLP in St.
           Louis, Missouri, from 1989 to 1997, most recently as a Senior Audit Manager in the Financial Services Practice. Ms. Vansickle will continue to serve as a Director of First Bank, the Company's principal subsidiary, a position she has held since July 2001.

           First Banks has oral and at will employment arrangements with Mr. Schepman and Ms. Vansickle. Mr. Schepman and Ms. Vansickle are eligible to receive discretionary cash bonuses and are also eligible to participate in the Company's benefit programs generally available to other employees. As of March 30, 2007, Mr. Schepman was awarded a discretionary cash bonus in the amount of $35,000. In addition, in the future Ms. Vansickle will receive residual amounts previously earned under compensation plans in which she participated prior to April 2, 2007.

           Attached as an exhibit hereto is a news release reporting Mr. Schepman's resignation as Chief Financial Officer and Ms. Vansickle's appointment as Chief Financial Officer issued by the Company on April 3, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

           Exhibit Number     Description
           --------------     -----------

                 99           Press  Release  issued  by  First  Banks, Inc.  on
                              April 3, 2007.




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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST BANKS, INC.



Date:  April 5, 2007                             By: /s/ Terrance M. McCarthy
                                                    ----------------------------
                                                         Terrance M. McCarthy
                                                         President and
                                                         Chief Executive Officer